UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2018

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

_________________________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

None

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Incentive Compensation Plan

As disclosed in Item 5.07 below, the shareholders of Tutor Perini Corporation (the “Company”) approved the Tutor Perini Corporation Omnibus Incentive Plan (the “Plan”) at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) for the Company on May 23, 2018. The material terms of the Plan are summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2018 (the “Proxy Statement”) under the heading “Proposal 3: Approval to Adopt the New Tutor Perini Corporation Omnibus Incentive Plan to Effect the Merger of the Amended and Restated Tutor Perini Corporation Long-Term Incentive Plan and the Tutor Perini Corporation Incentive Compensation Plan” and are incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 23, 2018. At the Annual Meeting, the Company’s shareholders voted on four proposals as described in the Proxy Statement and cast their votes as set forth below.

Proposal 1: Election of Directors

The Company’s shareholders elected each of the following 12 nominees for director to serve a one-year term expiring at the Company's 2019 Annual Meeting of Shareholders. The votes cast in the election of directors were as follows:

Elected Directors	Votes For	Votes Withheld	Broker Non-Votes
Ronald N. Tutor	42,087,933	1,411,312	3,513,502
Peter Arkley	23,894,554	19,604,691	3,513,502
Sidney J. Feltenstein	42,772,307	726,938	3,513,502
James A. Frost	42,758,348	740,897	3,513,502
Michael F. Horodniceanu	43,049,335	449,910	3,513,502
Michael R. Klein	18,652,973	24,846,272	3,513,502
Robert C. Lieber	42,912,431	586,814	3,513,502
Dennis D. Oklak	42,993,084	506,161	3,513,502
Raymond R. Oneglia	42,189,806	1,309,439	3,513,502
Dale Anne Reiss	42,989,760	509,485	3,513,502
Donald D. Snyder	18,377,340	25,121,905	3,513,502
Dickran M. Tevrizian, Jr.	42,670,152	829,093	3,513,502

Proposal 2: Ratification of Appointment of Auditors

The Company’s shareholders ratified the selection of Deloitte & Touche LLP, independent registered public accountants, as auditors of the Company for the year ending December 31, 2018. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,201,061	799,450	12,236	0

Proposal 3: Approval of the New Tutor Perini Corporation Omnibus Incentive Plan

The Company’s shareholders approved the new Tutor Perini Corporation Omnibus Incentive Plan. Voting results on this matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,137,426	13,334,390	27,429	3,513,502

Proposal 4: Advisory (Non-binding) Vote on Tutor Perini’s Executive Compensation

The Company’s shareholders cast their votes with respect to the advisory (non-binding) vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,506,251	26,958,308	34,686	3,513,502

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Tutor Perini Corporation Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Dated: May 25, 2018	By:	/s/ John D. Barrett
John D. Barrett
Executive Vice President and Secretary